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1Q20 Earnings Presentation

Reinsurance Group of America, Incorporated

May 5, 2020

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe" and other similar expressions. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company's financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the effects of the Tax Cuts and Jobs Act of 2017 may be different than expected and (29) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, as may be supplemented by Item 1A – "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Key Messages

- RGA's operations are running smoothly. Our top priority is the health and well-being of our employees. We are extremely proud of how the RGA team has adapted to these very difficult circumstances to continue to support our clients.
- We believe our balance sheet is strong, our investment portfolio is defensively positioned, we have ample liquidity and an excess capital position of $0.7 billion.
- 1Q20 adjusted operating earnings were below expectations due to higher mortality claims in the U.S. and variable investment income well below our run rate. Results in most other segments were generally in-line with or better than expectations. Australia reported a modest profit.
- Non-operating items, such as embedded derivatives, investment impairments and CECL drove the net loss.
- Capital deployment into in-force and other transactions was $55 million during 1Q20, while share repurchases were $153 million early in the quarter. We have since suspended share repurchase activity as we monitor the evolving impacts of COVID-19.
- It is premature to estimate the ultimate effects of COVID-19 on RGA's claims experience. A range of stress scenarios have been considered and we believe them to be manageable.
- While COVID-19 will impact earnings in the short term, we have confidence in the resilience of our underlying business model to continue to deliver long-term value.

RGA's Response to COVID-19



Employees

- Focused on health and safety of employees
- Seamless transition to virtual meetings and events with over 95% of our global workforce working from home
- Employee training has been provided to support emotional well-being, working remotely, and virtual team leadership



Clients

- Committed to delivering exceptional support and client service
- Establishing appropriate underwriting and claims management guidelines and supporting new business opportunities
- Providing thought leadership to the industry on emerging pandemic research and implications



Communities

- RGA Foundation has committed $1.5 million in grants to support COVID-19 relief and response efforts worldwide
- Continuing to support long-time charitable partners in the communities in which RGA employees live and work

First Quarter Results

Pre-tax Adjusted Operating Income[1]

- Consolidated results were below expectations
- Global diversity of earnings continues to highlight RGA's attractive operating model

Adjusted Operating EPS[1]

- Adjusted operating income totaled $89 million
- Effective tax rate of 24.7% on pre-tax adjusted operating income

Adjusted Operating ROE[1,2]

- Ongoing headwinds from lower interest rates and foreign exchange rates
- Despite first quarter earnings, ROE for trailing twelve months was 9.5%

$ in millions


$213
$118
1Q19
1Q20


$2.61
$1.41
1Q19
1Q20


11.0%2
9.5%2
1Q19
1Q20

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] Trailing twelve months

Results by Segment

- U.S. & Latin America Traditional results reflected higher frequency of non-large U.S. mortality claims and minimal variable investment income
- U.S. Asset-Intensive was below expectations due to negative impact of weak equity markets, which is primarily reflected in DAC amortization
- Canada Traditional results continued to experience favorable mortality, albeit compared to a strong prior-year period
- EMEA Traditional performed well; EMEA Financial Solutions reflected modestly unfavorable longevity experience
- APAC Traditional reflected a catch-up in reported morbidity claims in Asia; Australia produced a modest profit

Pre-tax Adjusted Operating Income (Loss)[1]	1Q20	1Q19
U.S. & Latin America Traditional	$(55)	$18
U.S. & Latin America Asset-Intensive	$43	$60
U.S. & Latin America Capital Solutions	$23	$18
Canada Traditional	$36	$45
Canada Financial Solutions	$3	$1
EMEA Traditional	$17	$16
EMEA Financial Solutions	$36	$35
APAC Traditional	$24	$37
APAC Financial Solutions	$10	$3
Corporate & Other	$(19)	$(20)
Total	$118	$213

[1] USD in Millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

U.S. Individual Mortality

- Excess U.S. claims of $54 million
- Adverse experience driven by higher claim frequency
- Concentrated in ages 70 and above, especially in older issue year eras
- It is possible COVID-19 directly or indirectly impacted Q1 results
  - Difficult to establish due to lags in reporting and incomplete cause of death attribution
  - COVID-19 fatality rates highest among oldest ages and those with pre-existing risk factors or health conditions
  - Anecdotal evidence of elevated all-cause population mortality concurrent with outbreak
- Relative to prior years, additional claims attributable to leap day and increasing impact of seasonality as the book of business ages

Pre-tax Income (Loss) Reconciliation

- RGA experienced a modest amount of investment impairments, primarily in the energy sector and emerging markets
- GMXBs[1] – net change of liability, hedging, and DAC
- The fair value of other embedded derivatives (mostly B36) declined due to widening credit spreads
  - B36 embedded derivatives are associated with treaties structured on a funds withheld basis
  - Similar to RGA's investment portfolio, the funds withheld includes fixed income investments that are typically held until maturity, and fair value can fluctuate in the short term due to market conditions
- Other derivative instruments is primarily comprised of nonqualifying hedges (such as inflation increases in reinsured policyholder benefits) and investment strategies which utilize credit derivatives to replicate fixed income investments

$ in millions		1Q20	1Q19
Pre-tax income (loss)	$	(96)	217
Investment-related			
Investment impairments and CECL[2]		47	11
Net gains/losses on sale of fixed maturity securities		(27)	(21)
Change in market value of equity securities and other		17	1
Derivative-related			
GMXBs (net of hedging and DAC)		(36)	1
Other embedded derivatives (net of DAC)		121	(1)
Change in market value of other derivative instruments		95	6
Tax-related items and other		(3)	(1)
Pre-tax adjusted operating income	$	118	213

[1] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.
[2] New accounting standard related to current expected credit losses.

Capital and Liquidity

Capital

- Strong balance sheet with a stable capital mix
- Laddering of senior debt and hybrid debt securities' maturities
- Excess capital position of $0.7 billion



$ in billions
$12
$10
$8
$6
$4
$2
$-
$9.0
$10.3
$10.6
$11.4
$11.2
2016
2017
2018
2019
1Q20
Shareholders' Equity (ex-AOCI) 1
Debt
Hybrid Securities

Leverage Ratios

- Leverage ratios within our targeted ranges



40%
35%
30%
25%
20%
15%
10%
5%
0%
21.8%
34.2%
16.2%
27.1%
15.7%
26.3%
16.3%
26.0%
16.7%
26.7%
2016
2017
2018
2019
1Q20
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample Liquidity Available

- Cash and cash equivalents of $2.8 billion as of March 31, 2020, an increase of $1.4 billion from December 31, 2019
- Access to $850 million syndicated credit facility
- Certain subsidiaries have liquidity access through membership in the Federal Home Loan Bank of Des Moines

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Liability Profile

Optionality Profile

- Lower liquidity risk due to liability profile

Consolidated Reserves Profile
March 31, 2020



4%
19%
33%
$52.7B
44%

No policyholder behavior risk	Locked-in longevity in payout
Very low policyholder behavior risk	Mortality, Morbidity, Long-Term Care, Bank-Owned Life Insurance
Lower policyholder behavior risk	Fixed and indexed annuity business with: ▪ Higher guarantees (typically 3-4%) ▪ Surrender charges and/or market-value adjustment (MVA) provisions
Higher policyholder behavior risk	Fixed and indexed annuity business with: ▪ Little or no surrender charge protection ▪ Low guarantees and no MVA Variable annuities

Lower Liquidity Risk

Lower Disintermediation Risk

Non-Spread Investment Yield[1]

Non-Spread Investment Yield[1]

- Investment yield down due to minimal variable investment income (partnership, joint venture income)



Non-Spread Investment Yield1
4.49%
4.38%
4.83%
4.55%
4.08%
1Q19
2Q19
3Q19
4Q19
1Q20

New Money Rates[2]

- New money rate was 4.20% in 1Q20
  - Reflects activity early in the quarter in private placements that carry higher yields
  - Later in the quarter, activity was slowed to build cash levels



New Money Rates2
4.48%
4.02%
3.80%
3.70%
4.20%
1Q19
2Q19
3Q19
4Q19
1Q20

RGA

[1] On an amortized cost basis, excluding spread business.
[2] Excludes debt offerings/treasury purchase.

Investments

RGA's Investment Approach

- RGA's investment leadership has experience in managing prior cycles of economic downturn and is prepared to balance defense and offense. Average 29 years of experience across public, private, and real estate investments
- Risk Management is a critical, integrated part of investment underwriting, portfolio construction, and ongoing management
  - Bottom up: Disciplined focus on principal protection and downside scenarios
  - Top down: Portfolio scenario analysis and stress testing informs strategic and tactical asset allocation
- We invest thoughtfully, balancing risk and return for a portfolio built to weather cycles
- Emphasis on higher quality, fixed income investments, and a disciplined approach to underwriting and diversification of risks
- RGA's investment portfolio is well-positioned for a challenging economic period

Diversified and High-Quality Portfolio

- Average portfolio credit rating: A
- 95.4% Investment Grade
- Low subordinated debt, equity investment
- Underweight Energy
- CML average LTV 58%
- CLO average credit quality AA


Asset Allocation
As of March 31, 2020
$66.7B
69.4%
3.3%
0.2%
9.0%
2.0%
7.9%
4.4%
3.8%
Investment Grade Bonds
High Yield Bonds
Equity Securities
Mortgage Loans on Real Estate
Policy loans
Funds Withheld at Interest
Short-Term/Cash Equivalents
Other Invested Assets


Fixed Maturity Securities
Credit Rating Distribution
As of March 31, 2020[1]
(Percentages based on Fair Market Value)
$48.6B
65.2%
30.2%
3.6%
1.0%
AAA/AA/A
BBB
BB
<BB

[1] The Rating Agency Designation includes all "+" or "-" at that rating level (e. g. "BBB" includes "BBB+", "BBB", and "BBB-").
Note: Data as of March 31, 2020. Additional information on investments can be found in the Quarterly Financial Supplement available on the Investors page of RGA's website, rgare.com.

Investment in BBB

- Total investment in BBB: $16.9 billion
  - BBB- investments total: $3.8 billion
- Pre-crisis strategy
  - Avoid “over-extended” BBBs (higher leverage)
  - Underweight Energy, Retail, BBB-
- In March, portfolio outperformed relevant Index
  - Portfolio BBB- corporates widened by 71 bps less
  - Portfolio BBB- energy widened by 157 bps less
  - Leverage of portfolio USD BBB- non-financial issuers is more than one full turn lower than same index sector
  - As of March 31, one major rating agency had 8.8% of Index BBBs on negative watch. Portfolio portion lower at 4.6%



BBB Corporates
Portfolio vs. Index
50%
40%
30%
20%
10%
0%
$3.8B
BBB+
BBB
BBB-
RGA
Barclays Index



BBB- Investments by Sector
$3.8B
14.1%
11.4%
8.9%
7.5%
7.4%
7.3%
6.3%
5.2%
4.9%
4.0%
3.9%
3.5%
2.8%
2.7%
10.1%
Basic Industry
Energy
Consumer Non-Cyclical
Treasury
Insurance
Communications
Foreign Agencies
Consumer Cyclical
Banking
Capital Goods
ABS
Electric
Technology
Transportation
11 Other Sectors

Note: Notional market value including funds withheld, CDS, and CDX look-through as of March 31, 2020.

Investment in High Yield

- Total investments $2.5 billion[1]
- Defensively positioned within high yield:
  - 75% in higher rated (BB) high yield
  - 29% secured (bank loan, structured)
  - 10% energy (underweight)
  - 4% aircraft/leisure/retail (combined)
- Diversification with exposure sourced from multiple public and private markets
- Experienced internal and external managers provide diverse perspectives and focused expertise, managing risk to protect value


High Yield Credit Rating Distribution[2]
4.0%
0.5%
20.4%
$2.5B[1]
75.1%
BB
B
CCC
<CCC


High Yield Investments by Sector
2.5%
7.9%
8.7%
14.0%
$2.5B[1]
66.9%
Industrial
Financial
Utilities
Government & Munis
Structured Assets

[1] Excludes funds withheld
[2] The Rating Agency Designation includes all "+" or "-" at that rating level (e. g. "BBB" includes "BBB+", "BBB", and "BBB-").
Note: Book value as of March 31, 2020.

Focus Sector - Energy

- Our long-standing bearish view on the sector resulted in a defensive stance well ahead of the recent turmoil
- Underweight the sector, as we avoided adding while our asset base has grown
- 87% investment grade
- 49% midstream, a more defensive sector
- Largest exposures are to higher quality issuers
  - BP (A1/A-)
  - TC Energy (Baa1/BBB+)
  - KinderMorgan (Baa2/BBB)



Energy
Investment by Subsector
3.0%
4.7%
13.6%
$2.5B1
48.8%
29.9%
Midstream
Integrated
Independent
Refining
Oil Field Services

[1] Includes: energy, foreign agencies with energy exposure, funds withheld, single name CDS.
Note: Book value as of March 31, 2020.

Focus Sector - Aircraft

- 97.1% investment grade
- 98.0% secured debt
  - High quality unsecured - Southwest Airlines
- Split 50/50 between EETC[2] and aircraft ABS
- EETC exposures are defensive, positioned in senior tranches, with high quality collateral
- We have immaterial investments in travel and leisure beyond hotel CMLs and Aircraft ABS
- Aircraft ABS have been stress tested and show no principal losses in severe scenario reflective of the current 90% drop in travel and an extended period of recovery



Aircraft ABS and EETC
Investment by NAIC Rating
2.9%
12.2%
$0.9B1
84.9%
NAIC 1
NAIC 2
Below NAIC 2

[1] Includes funds withheld.
[2] Enhanced equipment trust certificate.
Note: Book value as of March 31, 2020.

Commercial Mortgage Loans (CML)

- Our team has managed through multiple real estate cycles and has built a robust infrastructure to protect value in times of stress (managing a total of $6.0 billion)
- Current environment primarily creates short-term cash flow issues for borrowers
- Our investments protected by loan-to-value **LTV 58%**
- Portfolio is diversified across geography and property type
- Current focus area
  - **Hotel (4% of CMLs)** LTV 58%. Geographic diversity limits the impact of virus “hot spots.” 60% national brands
  - **Retail (28% of CMLs)** LTV 56%. Well-diversified across 32 states, small average loan size $10 million
    - 60% grocery, drug store, or national brand anchored or single tenant. ~28% smaller retail (services, retail, restaurant) convenient to communities



Commercial Mortgage Investment by NAIC Rating
1.9%
1.1%
27.6%
$6.0B
69.4%
CM 1
CM 2
CM 3
CM 4



Commercial Mortgage Investment by Property Type
4.2%
3.2%
14.3%
30.2%
$6.0B
20.2%
27.9%
Office
Retail
Industrial
Multi Family
Hotel
Other

Note: Book value as of March 31, 2020.

RGA

Collateralized Loan Obligations (CLOs)

- Average credit enhancement of **28%**
- Average portfolio rating of AA
  - 75% of portfolio is AAA/AA
  - 95% is A-rated or better
- When investing in CLOs, we focus on the combination of manager quality and credit enhancement, investing below AA only when managers have exceptional track record of managing through cycles
- Current portfolio shows no principal loss in a Global Financial Crisis stress scenario



CLO²
Investment by Rating
0.5%
4.8%
26.9%
19.7%
$1.9B¹
48.1%
AAA
AA
A
BBB
BB

[1] Includes funds withheld.
[2] The Rating Agency Designation includes all "+" or "-" at that rating level (e. g. "BBB" includes "BBB+", "BBB", and "BBB-").
Note: Book value as of March 31, 2020.

COVID-19 Mortality Exposure

RGA's Mortality Exposure to COVID-19

- 83% of RGA's mortality exposure is in U.S., U.K., Canada, Australia, and Hong Kong
- RGA has significantly less mortality exposure at older attained ages than the general population
  - Emerging data shows a high proportion of COVID-19 general population deaths occur in ages over 70
  - In our key markets, 4.5% of RGA's mortality exposure is over age 70 vs. 11.7% for the general population
- Insured populations have a better health profile than the general population due to underwriting and better socio-economic status of those purchasing insurance
  - Current data indicates that the majority of people dying from COVID-19 have pre-existing risk factors or comorbidities
- Unlike mortality, RGA's longevity business is concentrated in older ages with 70% over age 70

RGA Mortality Amount at Risk % by Geography


45%
17%
12%
11%
7%
5%
4%
U.S.
U.K.
Canada
Asia ex HK
EMEA ex U.K.
Australia
Hong Kong

Country	% of RGA Mortality Exposure	% of RGA Exposure Ages 70+	% of General Population Ages 70+
U.S.	45%	6.9%	11.2%
U.K.	17%	0.5%	13.7%
Canada	12%	4.3%	12.4%
Australia	5%	0.3%	11.4%
Hong Kong	4%	0.9%	12.1%
Total	83%	4.5%	11.7%

*RGA exposure based on amount at risk.

The Impact of COVID-19 on Mortality Claims

- Too early to accurately estimate the ultimate claims impact of the COVID-19 virus due to the high degree of uncertainty
- Key items that will impact mortality claims
  - Country-specific circumstances and public and private actions
  - Impacts of COVID-19 on all other causes of death
  - Timing of effective treatments and/or a vaccine
- Our current expectation is that claims will be manageable and well below our economic capital stress test, which is calibrated to a 1 in 200 year scenario
  - Based on data currently available and both internal and external expert opinion
  - The age distribution of our mortality exposure is favorable when compared to the general population
  - The better health profile and socio-economic status of insured lives is also favorable when compared to general population
- We continue to regularly monitor and refine our assumptions as more data becomes available

Appendix

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income				
In millions		1Q19		1Q20
U.S. & Latin America Traditional				
GAAP pre-tax income	$	12.0	$	(62.0)
Capital (gains) losses, derivatives and other, net		-		-
Change in MV of embedded derivatives [1]		6.0		7.0
Pre-tax adjusted operating income	$	18.0	$	(55.0)
U.S. & Latin America Asset-Intensive				
GAAP pre-tax income	$	65.0	$	(38.0)
Capital (gains) losses, derivatives and other, net [1]		(4.0)		(190.0)
Change in MV of embedded derivatives [1]		(1.0)		271.0
Pre-tax adjusted operating income	$	60.0	$	43.0
U.S. & Latin America Capital Solutions				
GAAP pre-tax income	$	18.0	$	23.0
Pre-tax adjusted operating income	$	18.0	$	23.0
Canada Traditional				
GAAP pre-tax income	$	51.0	$	23.0
Capital (gains) losses, derivatives and other, net		(6.0)		13.0
Pre-tax adjusted operating income	$	45.0	$	36.0
Canada Financial Solutions				
GAAP pre-tax income	$	1.0	$	3.0
Pre-tax adjusted operating income	$	1.0	$	3.0
EMEA Traditional				
GAAP pre-tax income	$	16.0	$	17.0
Pre-tax adjusted operating income	$	16.0	$	17.0
EMEA Financial Solutions				
GAAP pre-tax income	$	38.0	$	30.0
Capital (gains) losses, derivatives and other, net		(3.0)		6.0
Pre-tax adjusted operating income	$	35.0	$	36.0

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	**1Q19**	**1Q20**
Asia Pacific Traditional		
GAAP pre-tax income	$ 37.0	$ 24.0
Pre-tax adjusted operating income	$ 37.0	$ 24.0
Asia Pacific Financial Solutions		
GAAP pre-tax income (loss)	$ 6.0	$ (25.0)
Capital (gains) losses, derivatives and other, net	(3.0)	35.0
Pre-tax adjusted operating income	$ 3.0	$ 10.0
Corporate and Other		
GAAP pre-tax loss	$ (27.0)	$ (91.0)
Capital (gains) losses, derivatives and other, net	7.0	72.0
Pre-tax adjusted operating loss	$ (20.0)	$ (19.0)
RGA Consolidated		
GAAP pre-tax income	$ 217.0	$ (96.0)
Capital (gains) losses, derivatives and other, net [1]	(9.0)	(64.0)
Change in MV of embedded derivatives [1]	5.0	278.0
Pre-tax adjusted operating income	$ 213.0	$ 118.0
GAAP net income	$ 170.0	$ (88.0)
Capital (gains) losses, derivatives and other, net [1]	8.0	(45.0)
Change in MV of embedded derivatives [1]	(12.0)	222.0
U.S. tax reform and statutory tax rate changes	1.0	-
Adjusted operating income	$ 167.0	$ 89.0

[1] Net of DAC offset

Reconciliation of earnings-per-share to adjusted operating earnings-per-share		
Diluted share basis	**1Q19**	**1Q20**
Earnings-per-share	$ 2.66	$ (1.41)
Capital (gains) losses, derivatives and other, net [1]	0.12	(0.70)
Change in MV of embedded derivatives [1]	(0.19)	3.52
U.S. tax reform and statutory tax rate changes	0.02	-
Adjusted operating earnings-per-share	$ 2.61	$ 1.41

[1] Net of DAC offset

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP stockholders' equity to stockholders' equity excluding AOCI

In millions	1Q19	1Q20
GAAP stockholders' equity	$ 9,670	$ 9,301
Less: Unrealized appreciation of securities	1,964	1,426
Less: Accumulated currency translation adjustments	(147)	(223)
Less: Unrecognized pension and post retirement benefits	(51)	(73)
Stockholders' equity excluding AOCI	$ 7,904	$ 8,171
GAAP stockholders' average equity	$ 8,862	$ 10,561
Less: Unrealized appreciation of securities	1,314	2,595
Less: Accumulated currency translation adjustments	(133)	(148)
Less: Unrecognized pension and post retirement benefits	(51)	(60)
Stockholders' average equity excluding AOCI	$ 7,732	$ 8,174

Reconciliation of trailing twelve months of consolidated net income to adjusted operating income and related return on equity (ROE)

	1Q19		1Q20	
Trailing twelve months	Income	ROE	Income	ROE
Net income	$ 785	8.9%	$ 612	5.8%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	103		(91)	
Change in fair value of embedded derivatives	42		326	
Deferred acquisition cost offset, net	(18)		(85)	
Tax expense on uncertain positions	(62)		13	
Adjusted operating income	$ 850	11.0%	$ 775	9.5%

Reconciliation of book value per share to book value per share excluding AOCI

	1Q19	1Q20
Book value per share	$ 154.61	$ 150.88
Less: Effect of unrealized appreciation of securities	31.41	23.14
Less: Effect of accumulated currency translation adjustments	(2.36)	(3.62)
Less: Effect of unrecognized pension and post retirement benefits	(0.82)	(1.19)
Book value per share excluding AOCI	$ 126.38	$ 132.55

RGA